UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2003

NACCO INDUSTRIES, INC. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

1-9172 (Commission File Number)	34-1505819 (IRS Employer Identification Number)

5875 Landerbrook Drive, Mayfield Heights, OH (Address of Principal Executive Offices)	44124-4017 (Zip Code)

(440) 449-9600 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

As described in Item 12 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K.

(c) Exhibits
99	NACCO Industries, Inc. third quarter press release, dated October 24, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition

On October 24, 2003, NACCO Industries, Inc. issued a press release announcing the unaudited financial results for the quarter ended and nine months ended September 30, 2003, a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations for the third quarter of 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Kenneth C. Schilling Name: Kenneth C. Schilling Title: Vice President and Controller

Date: October 24, 2003

EXHIBIT INDEX

Exhibit Number	Description
99	NACCO Industries, Inc. third quarter press release, dated October 24, 2003.